UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            June 17, 2010

   Hampton Roads Bankshares, Inc.
(Exact name of registrant as specified in its charter)

                                                                        Virginia                                                             001-32968                                                       54-2053718
                                                                       (State or other jurisdiction                                       (Commission                                                 (IRS Employer
                                                                   of incorporation)                                                 File Number)                                              Identification No.)

              999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
      (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective June 17, 2010, Hampton Roads Bankshares, Inc., a registered bank holding company (the “Company”) and its wholly-owned bank subsidiary, Bank of Hampton Roads, a state-chartered bank and a member of the Federal Reserve System (the “Bank”) entered into a written agreement with the Federal Reserve Bank of Richmond (“Reserve Bank”) and the Virginia Bureau of Financial Institutions (the “Bureau”) (the final written agreement, as executed by the parties, is herein called the “Written Agreement”).  A copy of the Written Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by this reference.  The Company’s other banking subsidiary, Shore Bank, is not a party to the Written Agreement.

Under the terms of the Written Agreement, the Bank has agreed to develop and submit for approval within the time periods specified therein written plans to: (a) strengthen board oversight of management and the Bank’s operations; (b) strengthen credit risk management policies; (c) improve the Bank’s position with respect to loans, relationships, or other assets in excess of $2.5 million which are now or in the future become past due more than 90 days, are on the Bank’s problem loan list, or adversely classified in any report of examination of the Bank; (d) review and revise, as appropriate, current policy and maintain sound processes for determining, documenting and recording an adequate allowance for loan and lease losses; (e) improve management of the Bank’s liquidity position and funds management policies; (f) provide contingency planning that accounts for adverse scenarios and identifies and quantifies available sources of liquidity for each scenario; (g) reduce the Bank’s reliance on brokered deposits; and (h) improve Bank’s earnings and overall condition.

In addition, Bank has agreed that it will: (a) not extend, renew, or restructure any credit that has been criticized by the Reserve Bank or the Bureau absent prior board of directors approval in accordance with the restrictions in the Written Agreement; (b) eliminate all assets or portions of assets classified as “loss” and thereafter charge off all assets classified as “loss” in a federal or state report of examination, unless otherwise approved by the Reserve Bank; (c) comply with legal and regulatory limitations on indemnification payments and severance payments; and (d) appoint a committee to monitor compliance with the terms of the Written Agreement.

In addition, the Company has agreed that it will: (a) not take any other form of payment representing a reduction in Bank’s capital or make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities absent prior regulatory approval; (b) take all necessary steps to correct certain technical violations of law and regulation cited by the Reserve Bank; (c) refrain from guaranteeing any debt without the prior written approval of the Reserve Bank and the Bureau, and (d) refrain from purchasing or redeeming any shares of its stock without the prior written consent of the Reserve Bank or the Bureau.

Under the terms of the Written Agreement, both the Company and Bank have agreed to submit for approval capital plans to maintain sufficient capital at the Company, on a consolidated basis, and at the Bank, on a stand-alone basis, and to refrain from declaring or paying dividends absent prior regulatory approval.

This description of the Written Agreement is a summary and does not purport to be a complete description of all of the terms of such agreement and is qualified in its entirety by reference to the copy of the Written Agreement filed with this Current Report.

The Directors of the Company and the Bank have recognized and unanimously agree with the goal of financial soundness represented by the Written Agreement and have confirmed the intent of the Directors and senior management of the Company and the Bank to diligently seek to comply with all requirements (including timelines) specified in the Written Agreement.

Item 7.01.  Regulation FD Disclosure.

Today, the Company announced the entry into the Written Agreement discussed above.  A copy of this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Ex. 10.1	Written Agreement, effective June 17, 2010, by and among Hampton Roads Bankshares, Bank of Hampton Roads, the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions.
Ex. 99.1	Announcement, dated June 17, 2010.

Caution about Forward-Looking Statements

Certain information contained in this report or in an attached exhibit may include “forward-looking statements.”  These forward-looking statements relate to the Company’s future growth, profitability, capital and market position, the execution of its business plans, and expected progress on satisfying the terms of the Written Agreement.  Actual results, performance or achievements of the Company might differ materially from those expressed or implied by forward-looking statements.  Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete our recovery plans.  For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: June 17, 2010	By:	/s/ John A.B. Davies, Jr.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 10.1	Written Agreement, effective June 17, 2010, by and among Hampton Roads Bankshares, Bank of Hampton Roads, the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions.
Ex. 99.1	Announcement, dated June 17, 2010